                                                                   Exhibit 23.3


                        CONSENT OF INDEPENDENT AUDITORS


         We consent to the reference to our firm under the caption "Experts" and to the incorporation by reference of our report dated February 1, 2002, in the Registration Statement (Form S-4) and related prospectus of Cumulus Media Inc., for registration for up to 10,000,000 shares of its Class A Common Stock.




                                             Ernst & Young LLP


New York, New York
June 21, 2002